SUPPLEMENT DATED JUNE 30, 2022

TO THE PACIFIC SELECT FUND SUMMARY PROSPECTUS DATED MAY 1, 2022

FOR TECHNOLOGY PORTFOLIO

This supplement revises the Pacific Select Fund Summary Prospectus dated May 1, 2022 for Technology Portfolio (the “Prospectus”) and must be preceded or accompanied by the Prospectus. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

In the Management subsection, the “Sub-Adviser” information is deleted and replaced with the following:

Sub-Adviser – MFS Investment Management. The primary persons jointly and primarily responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Matthew Sabel, Investment Officer and Portfolio Manager	Since 2016
Reinier Dobbelmann, Portfolio Manager	Since 2022